The Bhirud Funds Inc.
                          THE APEX MID CAP GROWTH  FUND
                                3 Thorndal Circle
                                Darien, CT 06820
                       For Prospectus Call: (877) 289-2739
                 For Shareholder Services Call:  (877) 593-8637

 Prospectus supplement dated August 10, 2005 to the Prospectus Dated
                       November 30,2004

1)The following information replaces address found on Page 1.

Apex Mid Cap Growth Fund
C/o Bhirud Funds Inc.
3 Thorndal Circle
Darien, CT 06820

2) The following information replaces the address found in the Paragraph on Page 6 under "Management, Organization and Capital Structure".

"The Fund's investment advisor is Bhirud Associates, Inc. (the "Manager"). The Manager's principal business office is located at 1266 East Main Street, Stamford, CT 06902. As of July 31,2004, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating approximately $1.2 Million. The Manager has been an investment adviser since 1991."

The above paragraph is replaced with following paragraph:

"The Fund's investment advisor is Bhirud Associates, Inc. (the "Manager"). The Manager's principal business office is located at 3 Thorndal Circle, Darien, CT 06820. As of July 31,2004, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating approximately $1.2 Million. The Manager has been an investment adviser since 1991."


3) The following information replaces address found on Page 16.

Bhirud Associates, Inc.
3 Thorndal Circle
Darien, CT 06820
Telephone: 203 662 6659, 877 289 2739
Fax: 203 621 2240
Web: www.APEXFUND.net

August 10, 2005


_____________________
Suresh L. Bhirud, President